UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):             October 18, 2007

              SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC.
             (Exact name of Registrant as specified in its charter)

    Maryland                     811-22031                      20-8597138
(State or other           (Commission File Number)            I.R.S. Employer
 jurisdiction of                                               Identification
 incorporation)                                                   Number

                            New York, New York 10017
               (Address of principal executive offices, zip code)

Registrant's telephone number, including area code            (212) 850-1864

                                 Not Applicable
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))
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SECTION 8 - OTHER EVENTS.

Item 8.01.  Other Events.

Registrant is furnishing as Exhibit 99.1 the attached Press Release dated October 18, 2007.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              SELIGMAN LASALLE INTERNATIONAL REAL ESTATE FUND, INC.

Date: October 18, 2007


                                                By: /s/ Joseph D'Alessandro
                                                    -----------------------
                                                    Joseph D'Alessandro
                                                    Assistant Secretary